Anchor Risk Managed Credit Strategies Fund

Advisor Class Shares - ATCAX

Institutional Class Shares — ATCSX

Anchor Risk Managed Equity Strategies Fund

Advisor Class Shares — ATEAX

Institutional Class Shares — ATESX

Anchor Risk Managed Global Strategies Fund

Advisor Class Shares — ATAGX

Institutional Class Shares — ATGSX

Anchor Risk Managed Municipal Strategies Fund

Advisor Class Shares — ATAMX

Institutional Class Shares — ATMSX

(Together the “Funds”)

Each a series of Northern Lights Fund Trust IV

Supplement dated July 29, 2021

to the Prospectus and Statement of Additional Information (“SAI”) dated December 29, 2020

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On March 15, 2021, U. S. Bank, N.A. (“U.S. Bank”) acquired the securities custody services of MUFG Union Bank, N.A. (“MUFG Union Bank”). As a result, beginning on July 31, 2021, U.S. Bank will begin serving as custodian to the Funds. U.S. Bank is located at 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212. Any references to MUFG Union Bank as custodian in the Prospectus and SAI are hereby replaced with U.S. Bank.

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You should read this Supplement in conjunction with the Funds’ Prospectus and SAI, each dated December 29, 2020, that provide information that you should know about the Funds before investing. The Funds’ Advisor Class Prospectus and SAI and the Funds’ Institutional Class Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.anchorcapitalfunds.com or by calling 1-844-594-1226.